March 2010

China Biologic Products, Inc.

A profitable, rapidly growing plasma-based biopharmaceutical products company in China



Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

The forward-looking statements contained in this presentation are made only of this date, and China Biologic Products, Inc. is under no obligation to revise or update these forward-looking statements.

What is Plasma



BLOOD
White Cells
Blood Platelets
Plasma (55%)
White blood cells and platelets (<1%)
Red blood cells (45%)
Red Cells
Plasma
90% Water
7% Proteins
3% Salt
Immunoglobulin
Coagulation Factors
Albumin
Others

Plasma Collection



Donor
Donate blood
Centrifugation process to separate plasma
Rest of Blood
Plasma Freeze (-30° C)

Company Overview

Largest non-state owned plasma based biopharmaceutical company in China*

- Fully integrated biologic products company with plasma collection, research and development, production and commercial operations
- Indirect ownership in three of the 32 approved manufacturers in China
- Direct, majority or minority ownership in 16 of 100 plasma collection stations
- Operations in 3 provinces targeting population of 166 million in Eastern, Southern and Western China
- Established in 2002

***** *The National Institute for the Control of Pharmaceutical and Biological Products***



China Biologic Products, Inc.
Shandong Taibang Biological Products Co., Ltd.
(83% controlling ownership)
Guiyang Dalin Biologic Technologies
(90% controlling ownership)
Xi'an Huitian Blood Products Co., Ltd
(35% equity interest)







Equity Snapshot

NASDAQ Global Market:	**CBPO**
Price (02/22/10):	$8.87
Market Capitalization:	**$191.9 M**
Revenues (TTM):	$94.5 M
Net Income[1] (TTM):	**$23.3 M**
Wtd Avg Diluted Shares (09/30/09)	21.6M
Diluted EPS[1] (TTM)	**$1.08**
P/E (TTM)	9.6x
Revenues 2009E:	**$90 - $100 M**
Net Income 2009E:	$18 - $22 M

1. *Excludes $62,281 in non-cash compensation expenses and $15.0 million related to the changes in the fair value of derivative liabilities*

Plasma-Derived Therapeutics

A fully integrated plasma-based biopharmaceutical company

Strict quality control throughout plasma collection, manufacturing, and distribution → Ensure product safety → Direct sales to hospitals → Surveillance of distribution channels to avoid malpractice



Plasma Collection

Collect plasma from donors (paid an average of US$30) through aphaeresis at collection centers

Manufacturing (Fractionation)

Therapeutic proteins are separated from plasma and purified



Distribution

Plasma-derived products with different applications are sold to hospitals in China and abroad



Ensure product safety

Direct sales to hospitals



Surveillance of distribution channels to avoid malpractice

Investment Highlights

Blood products are critical and cannot be substituted in the treatment of medical emergencies and some potentially life-threatening diseases

- **Rising demand for plasma-based products and increasing pharmaceutical spending in China**
- **Leveraging competitive advantages with new acquisitions**
  - Focus on R&D, new higher margin specialty products
  - Implement more advanced collection techniques
  - Comprehensive marketing programs to obtain additional plasma supply
  - Direct sales strategy to hospitals improves quality control, enhances margins
- **With plasma supply secure, focus on increasing capacity utilization**
- **International expansion opportunities**
- **Significant commercial scale with increasing profitability**
- **Attractive valuation relative to peers**



Revenue USD in Millions
100.0
80.0
60.0
40.0
20.0
0.0
CAGR=59.2%
2005 - 2008
11.6
22.2
32.4
46.8
90-100
2005
2006
2007
2008
2009E



Net Income USD in Millions
25.0
20.0
15.0
10.0
5.0
0.0
CAGR=110%
2005 - 2008
1.3
3.8
8.2
12.0
18-22
2005
2006
2007
2008
2009E

New Mandates Strengthen Market Structure/Drive Consolidation

Government Reform of Plasma-based Industry

- Reform of plasma collection stations in 2006
- GMP Certification required for plasma collection stations, biopharmaceutical manufacturers
- Restriction of imported products due to past outbreaks
- Limited allowance of new collection stations/No new plasma-based manufacturers approved
- July 2008: mandatory 90-day quarantine for all blood plasma

Produces →

Improved Quality of Collection Stations and Final Plasma Products; Consolidating Market

- About 100 collection stations remaining; CBPO has 16
- 32 manufacturers remaining; half not competitive
  - Lack of plasma supply, obsolete facilities, smaller product portfolios
- Fragmented market undergoes consolidation

Creates →

Favorable Market Conditions

- Plasma supply tightens up
- Pushes price of plasma-based products higher

In 2007, Chinese Health authorities disqualified 25 blood collection personnel and closed two blood plasma collection stations for violating collection regulations. Source: Xinhua News (2008-03-28) *China closes almost 5,000 illegal blood banks*

Plasma Collection – Shandong Taibang

Rapid Decline in Total Collected Plasma in China Due to Government Instituted Reforms

2005


5000
(Metric Tons)
Collected Plasma in China Except Shandong Taibang 97.0%
Collected Plasma by Shandong Taibang 3.0%

Plasma stations Shandong Taibang sourcing from: 3

2008


2700
(Metric Tons)
Collected Plasma in China Except Shandong Taibang 90.4%
Collected Plasma by Shandong Taibang 9.6%

Plasma stations Shandong Taibang owned: 7 (or 250 metric tons per year)

Sources: Management's estimates and National Institute for the Control of Pharmaceutical and Biological Products

Domestic Market Share

Estimated Plasma-Based Products Market Share in China (Jan '10)



6.7%
1.1%
10.5%
CBPO market share based on output value: 18.3%
81.7%
Rest of the Market
Dalin
Huitian
Taibang

Source: National Institute for the Control of Pharmaceutical and Biological Products

The New China Biologic

	Taibang	Dalin[1]	Huitian[2]	Total
Plasma collection centers	7	6	3	16
Estimated annual plasma collection volume (MT)	250	250	80	580
Plasma manufacturing facilities	1	1	1	3
Plasma manufacturing capacity (MT)	700	400	200	1,300

1. *China Biologic acquired 90% controlling interest in Guiyang Dalin*
2. *China Biologic acquired 35% equity interest in Huitian*

Growing Market Opportunity

- **Rapid expansion in China's pharmaceutical market**
  - Pharmaceutical market expected to grow at 20%+ pace annually through 2013 *(IMS Health, Oct 2009)*
  - Drivers include higher health standards, aging population, government spending, rising disposable incomes, accelerating urbanization
  - $124 billion healthcare reform – universal coverage to create significant volume demand



$ in Billions
China's Pharmaceutical Market
80
60
40
20
0
$68-$78
Now
2013

Source: IMS Health

- **Plasma-based biopharmaceutical industry in China**
  - Tightened supply of raw materials and improved quality control processes
  - Research and development – under developed compared to developed countries
  - In 2008, the market size of plasma-based products was about $1 billion *(Global and China Blood Product Industry, 2009)*



$ in Millions
Market Size of Plasma-Based Products in China (2004-2008)
1,000
800
600
400
200
0
50%
40%
30%
20%
10%
0%
2004
2005
2006
2007
2008
Market size
YoY Growth

Source: Haitong

China Biologic Products, Inc.



Under Penetrated Market

China's plasma-based biopharmaceutical industry is at initial stage of development

Volume of Plasma Products Used			
Regions	**Albumin**	**IVIG (Intravenous Immunoglobulin G)**	**Factor VIII**
China*	100kg	1kg	0.1 IU
More developed countries*	200-300kg	10kg	1 IU

** Per million population*

Range of Plasma Products Used				
Regions	**Number of Plasma Products**	**Human Albumin**	**Various types of Immunoglobulin**	**Clotting Factors**
China	4-8	75%	20%	5%
More developed countries	10-20	25%	25%	50%

Product Revenue Mix

Increasing product diversification and growth in higher margin products

Human Albumin*



Human Immunoglobulin for Intravenous Injection*



Human Rabies Immunoglobulin*



PRODUCTS	% of Q3 2009 Sales[1]	% of Q3 2008 Sales[2]
Human Albumin*	42.7%	58.3%
Human Immunoglobulin for Intravenous Injection*	37.9%	19.6%
Human Rabies Immunoglobulin*	5.0%	6.4%
Human Tetanus Immunoglobulin*	3.0%	3.4%
Human Immunoglobulin*	5.3%	--
Human Hepatitis B Immunoglobulin	4.9%	9.6%
Others	1.2%	2.7%

1. *Includes Shandong Taibang and Dalin but excluding Huitian*
2. *Shandong Taibang standalone not including Dalin and Huitian*

*90%+ of sales covered by China's National Medical Insurance Catalog (Class B)

Human Hepatitis B Immunoglobulin



New Product Pipeline

Products	Development Status
Human Prothrombin Complex Concentrate	Approved to commence clinical trial (stage 9) *Commercial production expected in 2010*
Human Coagulation Factor VIII	Approved to commence clinical trial (stage 9) *Commercial production expected in 2010*
Human Hepatitis B Immunoglobulin (pH 4) for Intravenous Injection	Approved to commence clinical trial (stage 8) *Commercial production expected in 2011*
Human Fibrinogen	Commenced laboratory studies on the manufacturing procedure (stage 7) - *Commercial production in 2011*
Varicella Hypermmune Globulins	Develop scope and technique for testing the new medicine (stage 3)
Human Immunoglobulin for Intravenous Injection - 10%	About to begin a technical feasibility study and laboratory study on the manufacturing procedure (stage 2)

On-going R&D Objectives

- Expand portfolio of plasma-based biopharmaceutical products
- Maximize manufacturing efficiency and safety
- Promote product safety through implementation of new technologies
- Refine production technology on existing products

Stringent Quality Control



Shandong Taibang is one of first plasma-based manufacturers in China to receive GMP certification (1999); renewed in 2008

- High barrier to entry: as of 1999 GMP certification is no longer granted to new blood products manufacturers
- Stricter inspection standards imposed in January 2008, increasing number of articles to 259 from 225
- Both Qianfeng and Huitian are also GMP certified

Honors and Awards received by Shandong Taibang

- Advanced High-tech Enterprise Certification by Ministry of Science and Technology of PRC (2006)
- Accepted into Double Hundred Project by Shandong Economic and Trade Committee (2007)
- Advanced Technology Certification for Foreign Funded Enterprises from Department of Foreign Trade and Economic Cooperation of Shandong Province (2008)
- High-Technology Enterprise Certifications to Qualify for Preferential Income Tax Rate of 15% vs. regular rate of 25%, for period of 3 years starting from January 1, 2008

Management Profiles

Mr. Chao Ming Zhao, CEO of China Biologic Products

- Over 10 years of experience in finance, accounting and internal control
- Certified Accountant in PRC and an international registered internal auditor
- MBA in Finance from Chinese University of Hong Kong

Mr. Y. Tristan Kuo, CFO of China Biologic Products

- 28 years of accounting, financing and information system experience in manufacturing, commodity trading and banking industry in the capacity of CFO, CIO, VP Finance and Controller
- Master of Arts in Accounting from Ohio State University; Bachelor of Arts in Economics from Soochow University (Taipei)

Dr. Vincent Yi-Wu Xie, Director of Research and Development, China Biologic Products

- Veteran in the biopharmaceutical industry with several published papers and articles in plasma-based research
- Ph.D. in Physiology from New York Medical College; Bachelor of Science in Biochemistry from Zhongshan University (China)

Mr. Tung Lam, CEO of Shandong Taibang Biological Products and Qianfeng Biological Products

- **Responsible for the operations of China Biologic's subsidiaries**
- **Over 20 years managerial experience in engineering, IT products and financial service industries**

China Biologic Products, Inc.

A profitable, rapidly growing plasma-based biopharmaceutical products company in China

Financial Highlights



Strong Revenue Growth



Revenue US $ in Millions
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
4-Year CAGR=59.2%
11.6
22.2
32.4
46.8
90 -100
2005
2006
2007
2008
2009E
YoY Growth = 142.4%
33.6
81.4
33.8
47.8
9mon 2008
9mon 2009
Revenue from Qianfeng
YoY Organic Growth = 41.8%
Revenue from Taibang

2009 Guidance

Full Year Revenue Range: $90 to $100 million

Full Year Net Income Range: $18 to $22 million

Attractive Gross Margin


Gross Profit US $ in Millions
Gross Margin
46.3%
56.8%
69.3%
70.0%
71.0%
73.0%
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
4-Year CAGR = 85.8%
YoY Growth = 147.5 %
5.1
12.6
22.5
32.7
23.8
59.0
2005
2006
2007
2008
9mon 2008
9mon 2009

Rising Net Income



Net Income US $ in Millions
30.0
25.0
20.0
15.0
10.0
5.0
0.0
4-Year CAGR = 110%
YoY Growth = 99.7%
1.3
3.8
8.2
12.0
18-22
10.1
20.1
2005
2006
2007
2008
2009E
9mon 2008**
9mon 2009***

EPS-Diluted	**$0.07**	**$0.18**	**$0.37**	**$0.56**	**$0.83 -$1.02***	**$0.46**	**$0.92**

** Based on diluted share count of 21.6 million*
*** Excludes $1.3 million in non-cash compensation expenses*
**** Excludes $62,281 in non-cash compensation expenses and $15.0 million related to the changes in the fair value of warrants*

China Biologic Products, Inc.



Summary Income Statement

($ in millions except EPS)	Three Months ended September 30,		Year Ended December 31,	
	2009	2008	2008	2007
Revenues	$27.0	$13.8	$46.8	$32.4
Gross Profit	$20.1	$9.7	$32.7	$22.5
Gross Margin	*74.3%*	*70.0%*	*70.0%*	*69.3%*
Operating Income	$14.0	$7.0	$20.3	$12.8
Operating Margin	*51.9%*	*51.1%*	*43.5%*	*39.5%*
Net Income	$7.1[1]	$4.5[2]	$12.0	$8.2
EPS – diluted	$0.33[1]	$0.21[2]	$0.56	$0.37

1. *Q3 2009 excludes $7,314 in non-cash compensation expenses and $13.2 million related to the changes in the fair value of warrants*
2. *Q3 2008 excludes $20,613 in non-cash compensation expenses*

Selected Balance Sheet

($ in millions)	Sep 30, 2009	Dec 31, 2008
Cash and cash equivalents	50.3	8.8
Inventory	33.2	14.9
Total Current Assets	87.6	25.2
Total Assets	160.2	67.2
Total Current Liabilities	60.8	18.9
Long-term Debt	--	5.9
Total Shareholders' Equity	50.8	37.8
Total Liabilities and Shareholders' Equity	160.2	67.2

Peer Valuation

Company	Ticker	Stock Price (2/5/2010)	FY10 Revs (M)	P/S	FY10 EPS	P/E
Hualan Biological Engineering	002007.sz	CNY 55.23	CNY 1,178	16.9x	CNY 1.02	54.1x
Beijing Tiantan Biological Products	600161.ss	CNY 22.43	CNY 0,904	12.1x	CNY 0.45	49.8x
Shanghai RAAS Blood Products	002252.sz	CNY 33.70	CNY 0,481	11.2x	CNY 1.01	33.4x
Mean of Above				**13.4x**		**45.8x**
CSL Ltd.	CSL-AU	AUD 31.55	AUD 4,778	3.8x	AUD 1.80	17.5x
Grifols SA	GRF.MC	EUR 10.25	EUR 1,046	2.1x	EUR 0.79	13.0x
Baxter International	BAX	USD 56.20	USD 13,524	2.5x	USD 4.24	13.3x
Talecris Biotherapeutics Holding	TLCR	USD 22.50	USD 1,629	1.7x	USD 1.57	14.3x
Mean of Above				**2.5x**		**14.5x**
China Biologic Products	**CBPO**	**USD 9.82**	**USD 123**	**1.9x**	**USD 1.15**	**8.5x**

Hualan and Shanghai RAAS listed on the Shenzhen Stock Exchange. Beijing Tiantan listed on the Shanghai Stock Exchange.

CSL listed on the Australia Exchange. Grifols listed on the Spanish Stock Exchange. Baxter listed on the NYSE. Talecris listed on the NASDAQ.

Source: Thomson One

Investment Summary

- Largest non-state owned, fully integrated producer of plasma-based biopharmaceutical products in China
- Rising demand for plasma-based products and increasing pharmaceutical spending in China
- Leveraging competitive advantages with new acquisitions
- With plasma supply secure, focus on increasing capacity utilization
- International expansion opportunities
- Significant commercial scale with increasing profitability
- Attractive valuation relative to peers



Contact

China Biologic Products Inc.

Y. Tristan Kuo, CFO

No.14 East Hushan Road

Taian City, Shandong 271000

PRC

Tel: 86 538-6202306

IR@chinabiologic.com

CCG Investor Relations Inc.

Crocker Coulson, President

1325 Avenue of the Americas, Suite 2800
New York, NY 10019

Tel: 1 (646) 213-1915

Crocker.Coulson@ccgir.com

Legal Counsel

Pillsbury Winthrop Shaw Pittman LLP

Auditor

Frazer Frost, LLP

Appendix: SFDA Approval Process

Overview of SFDA Approval Process for New Plasma Products

	Stage	Est. Time (Months)
1	Planning stage	1
2	Feasibility study and assumption clarification	2
3	Develop scope and technique for testing the new medicine	6
4	Preparation of a virus inactivation report and submission to the NICPBP for preliminary review	4-6
5	R&D test product information submitted to the SFDA for preliminary assessment	4-6
6	Formal application to the NICPBP for test of virus inactivation and for CDE certification of clinical trial	6-7
7	SFDA review of clinical trial program for approval	1
8	Clinical trial: phases 1 to 4	3 yrs for new drugs 2 yrs for generics
9	Application to the SFDA for official production permit and product certification	8-9
10	Commercial production	



Appendix: Reconciliation of Adjusted Financial Measures

Adjusted Net Income	Three Months Ended September 30, 2009		Three Months Ended September 30, 2008	
Net Income (Loss) Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Adjusted Amount	**$7,056,078**	**$0.33**	**$4,499,159**	**$0.21**
Non-cash employee compensation (1)	$7,314	$0.00	$20,613	$0.00
Change in fair value of derivative liabilities (2)	$13,242,333	$0.61	-	-
Amount per consolidated statement of operations	($6,193,569)	($0.29)	$4,478,546	$0.21
Weighted average number of shares - diluted	21,632,793		21,504,629	

Adjusted Net Income	Nine Months Ended September 30, 2009		Nine Months Ended September 30, 2008	
Net Income (Loss) Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Adjusted Amount	**$20,028,863**	**$0.92**	**$10,064,301**	**$0.46**
Non-cash employee compensation (1)	$62,281	$0.00	$1,283,801	$0.06
Change in fair value of derivative liabilities (2)	$14,931,088	$0.69	-	-
Amount per consolidated statement of operations	$5,035,494	$0.23	$8,780,500	$0.40
Weighted average number of Shares	21,767,086		21,713,170	

(1) Non-cash compensation expenses related to options granted to employees and directors under the Company's 2008 Equity Incentive Plan

(2) Change in the fair value of derivative liabilities, including warrants and derivative instruments (including the conversion option) embedded in the Company's Senior Secured Convertible Notes, to be recognized in earnings each quarter

March 2010

China Biologic Products, Inc.

A profitable, rapidly growing plasma-based biopharmaceutical products company in China


Thank you!